INTER
PUBLIC
GROUP

Second Quarter 2007 Earnings Conference Call

August 7, 2007

Overview – Second Quarter 2007

- Strong revenue growth from Q2-06
  - Revenue increased 7.8%
  - Organic revenue change was 6.6%
- Key operating expense metrics improved compared to prior year
- Operating income of $146 million significantly exceeded prior year
- Diluted E.P.S. increased to $0.24 from $0.10 in Q2-06

INTER PUBLIC GROUP

Operating Performance Q2 - 2007

	Three Months Ended June 30,	
	2007	2006
Revenue	$ 1,652.7	$ 1,532.9
Salaries and Related Expenses	1,009.7	945.1
Office and General Expenses	502.6	504.6
Restructuring and Other Reorganization-Related (Reversals) Charges	(5.2)	6.3
Operating Income	145.6	76.9
Interest Expense	(56.9)	(52.0)
Interest Income	28.1	26.4
Other Income	8.0	24.3
Income Before Income Taxes	124.8	75.6
(Benefit of) Provision for Income Taxes	(11.4)	5.0
Net Equity Interests (Net of Tax)	0.8	(4.9)
Net Income	137.0	65.7
Dividends on Preferred Stock	6.9	11.9
Allocation to Participating Securities	8.6	9.6
Net Income Applicable to Common Stockholders	$ 121.5	$ 44.2
Earnings per share of common stock		
Basic	$ 0.27	$ 0.10
Diluted	$ 0.24	$ 0.10
Weighted-average number of common shares outstanding:		
Basic	457.3	426.6
Diluted	541.3	429.9

($ in Millions, except per share amounts)

INTER PUBLIC GROUP

Revenue

Interpublic

	Three Months Ended		Six Months Ended	
June 30, 2006	**$ 1,532.9**		**$ 2,859.9**	
Total change	119.8	7.8%	151.9	5.3%
Foreign currency changes	40.6	2.6%	72.3	2.5%
Net acquisitions/divestitures	(22.7)	(1.5%)	(43.4)	(1.5%)
Organic	101.9	6.6%	123.0	4.3%
June 30, 2007	**$ 1,652.7**		**$ 3,011.8**	

Segments

	Three Months Ended June 30,				Six Months Ended June 30,			
			Change				Change	
	2007	2006	Reported	Organic	2007	2006	Reported	Organic
IAN	$ 1,379.4	$ 1,295.1	6.5%	5.2%	$ 2,510.6	$ 2,403.9	4.4%	3.3%
CMG	$ 273.3	$ 237.8	14.9%	14.7%	$ 501.2	$ 456.0	9.9%	9.8%

Integrated Agency Networks: McCann, Draftfcb, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

INTER PUBLIC GROUP

Geographic Revenue Change

	Three Months Ended June 30, 2007		Six Months Ended June 30, 2007	
	Reported	Organic	Reported	Organic
United States	10.3%	10.7%	7.3%	7.6%
International	4.6%	1.4%	2.6%	(0.2%)
United Kingdom	3.2%	0.7%	5.0%	2.3%
Continental Europe	1.9%	(3.9%)	1.0%	(4.7%)
Latin America	4.0%	1.3%	2.6%	0.4%
Asia Pacific	15.6%	13.6%	6.7%	5.3%
Other	(0.6%)	1.2%	(2.7%)	0.9%
Worldwide	**7.8%**	**6.6%**	**5.3%**	**4.3%**

INTER PUBLIC GROUP

See reconciliation on page 17.

Expenses

Salaries & Related

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended June 30,	$ 1,009.7	$ 945.1	$ 64.6	6.8%	5.5%
% of Revenue	*61.1%*	*61.7%*			
Three months severance	$ 16.7	$ 16.9	$ (0.2)	(1.2%)	
% of Revenue	*1.0%*	*1.1%*			
Six months ended June 30,	$ 1,998.5	$ 1,895.8	$ 102.7	5.4%	4.2%
% of Revenue	*66.4%*	*66.3%*			
Six months severance	$ 27.4	$ 29.0	$ (1.6)	(5.5%)	
% of Revenue	*0.9%*	*1.0%*			

Office & General

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended June 30,	$ 502.6	$ 504.6	$ (2.0)	(0.4%)	(0.7%)
% of Revenue	*30.4%*	*32.9%*			
Three months total professional fees	$ 32.5	$ 48.6	$ (16.1)	(33.1%)	
% of Revenue	*2.0%*	*3.2%*			
Six months ended June 30,	$ 997.7	$ 1,040.1	$ (42.4)	(4.1%)	(4.4%)
% of Revenue	*33.1%*	*36.4%*			
Six months total professional fees	$ 86.3	$ 139.3	$ (53.0)	(38.0%)	
% of Revenue	*2.9%*	*4.9%*			

See reconciliation on page 16.

($ in Millions)

INTER PUBLIC GROUP

Cash Flow Q2 - 2007

	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006
NET INCOME	$ 137	$ 66
OPERATING ACTIVITIES		
Depreciation & amortization	62	61
Deferred taxes	(17)	(37)
Other non-cash items	(2)	(5)
Change in working capital, net	(133)	(105)
Other non-current assets & liabilities	(3)	37
Cash provided by Operating Activities	**44**	**17**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(66)	(8)
Business & investment purchases/sales, net	9	45
Capital expenditures	(39)	(22)
Cash (used in) provided by Investing Activities	**(96)**	**15**
FINANCING ACTIVITIES		
Increase in short-term bank borrowings	27	11
Preferred stock dividends	(7)	(12)
Consent fees	-	(40)
Call spread transactions in connection with ELF financing	-	(29)
Other	(6)	(12)
Cash provided by (used in) Financing Activities	**14**	**(82)**
Currency Effect	-	3
Decrease in Cash & S/T Marketable Securities	**$ (38)**	**$ (47)**

($ in Millions)

INTER PUBLIC GROUP

Balance Sheet – Current Portion

	June 30, 2007	December 31, 2006	June 30, 2006
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,220.5	$ 1,955.7	$ 1,135.6
Short-term marketable securities	260.2	1.4	442.7
Accounts receivable, net	3,881.2	3,934.9	3,716.7
Expenditures billable to clients	1,103.5	1,021.4	1,056.4
Other current assets	339.6	295.4	401.8
Total current assets	**$ 6,805.0**	**$ 7,208.8**	**$ 6,753.2**
CURRENT LIABILITIES:			
Accounts payable	$ 4,010.4	$ 4,124.1	$ 4,066.1
Accrued liabilities	2,220.8	2,426.7	2,101.4
Short-term debt	490.3	82.9	55.6
Total current liabilities	**$ 6,721.5**	**$ 6,633.7**	**$ 6,223.1**

INTER PUBLIC GROUP

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.3 billion



$800
$600
$400
$200
$0
millions
$ 90
$ 400(A)
$250
$250
$500
$ 400(B)
$350
$ 800
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Other Short-Term Debt
Long-Term Debt
4.50% Convertible Notes
4.25% Convertible Notes
First Investor Option to Put 4.5% Convertible Notes due 2023
First Investor Option to Put 4.25% Convertible Notes due 2023

Face Value
As of June 30, 2007

(A) Discrete option to put 4.5% Notes for cash in March 2008, and for cash or stock, at Company's election, in March 2013 and March 2018
(B) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election, in March 2015 and March 2018

($ in Millions, except Total Debt)

Summary

- Strong Q2-2007 organic revenue growth and improved profitability

- Progress on leveraging salaries and related expenses but more work to be done

- Reducing costs at key operating units as a result of client losses

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

Appendix

Operating Performance YTD - 2007

	Six months ended June 30,	
	2007	2006
Revenue	$ 3,011.8	$ 2,859.9
Salaries and Related Expenses	1,998.5	1,895.8
Office and General Expenses	997.7	1,040.1
Restructuring and Other Reorganization-Related (Reversals) Charges	(5.8)	6.7
Operating Income (Loss)	21.4	(82.7)
Interest Expense	(111.9)	(98.1)
Interest Income	56.6	52.3
Other Income	6.5	24.9
Loss before income taxes	(27.4)	(103.6)
Benefit of Income Taxes	(37.1)	(3.8)
Net Equity Interests (Net of Tax)	1.4	(4.7)
Net Income (Loss)	11.1	(104.5)
Dividends on Preferred Stock	13.8	23.8
Net Loss Applicable to Common Stockholders	$ (2.7)	$ (128.3)
Loss per share of common stock - basic and diluted:	$ (0.01)	$ (0.30)
Weighted-average number of common shares outstanding - basic and diluted:	456.7	426.3

INTER PUBLIC GROUP

($ in Millions, except per share amounts)

Cash Flow YTD – 2007

	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
NET INCOME (LOSS)	$ 11	$ (105)
OPERATING ACTIVITIES		
Depreciation & amortization	132	117
Deferred taxes	(66)	(69)
Other non-cash items	8	(1)
Change in working capital, net	(416)	(498)
Other non-current assets & liabilities	(8)	45
Cash used in Operating Activities	**(339)**	**(511)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(80)	(10)
Business & investment purchases/sales, net	17	48
Capital expenditures	(67)	(41)
Cash used in Investing Activities	**(130)**	**(3)**
FINANCING ACTIVITIES		
Increase in short-term bank borrowings	7	2
Preferred stock dividends	(14)	(23)
Consent fees	-	(41)
Call spread transactions in connection with ELF financing	-	(29)
Other	(10)	(18)
Cash used in Financing Activities	**(17)**	**(109)**
Currency Effect	9	11
Decrease in Cash & S/T Marketable Securities	**$ (477)**	**$ (612)**

($ in Millions)

INTER PUBLIC GROUP

Revenue by Region

Q2 2007


Other
5%
Asia Pacific
8%
Latin America
4%
Continental
Europe
16%
United Kingdom
9%
United States
58%

$1,653

Q2 2006


Other
5%
Asia Pacific
8%
Latin America
5%
Continental
Europe
17%
United Kingdom
9%
United States
56%

$1,533

($ in Millions)

INTER PUBLIC GROUP

Depreciation and Amortization

	2006				
	Q1	Q2	Q3	Q4	FY 2006
Depreciation and amortization of fixed assets and intangible assets	$ 42.9	$ 42.2	$ 41.9	$ 46.6	$ 173.6
Amortization of bond discounts and deferred financing costs	3.2	7.7	11.3	9.6	31.8
Amortization of restricted stock and other non-cash compensation	9.3	11.4	16.4	18.0	55.1
Total	$ 55.4	$ 61.3	$ 69.6	$ 74.2	$ 260.5

	2007		
	Q1	Q2	YTD 2007
Depreciation and amortization of fixed assets and intangible assets	$ 43.0	$ 40.9	$ 83.9
Amortization of bond discounts and deferred financing costs	7.8	7.8	15.6
Amortization of restricted stock and other non-cash compensation	19.6	13.1	32.7
Total	$ 70.4	$ 61.8	$ 132.2

INTER PUBLIC GROUP

($ in Millions)

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Six months ended	
	$	% Change	$	% Change
June 30, 2006	$ 945.1		$ 1,895.8	
Foreign currency changes	25.3	2.7%	49.7	2.6%
Net acquisitions/divestitures	(13.1)	(1.4%)	(25.8)	(1.4%)
Organic	52.4	5.5%	78.8	4.2%
Total change	64.6	6.8%	102.7	5.4%
June 30, 2007	$ 1,009.7		$ 1,998.5	

Office & General

	Three Months Ended		Six months ended	
	$	% Change	$	% Change
June 30, 2006	$ 504.6		$ 1,040.1	
Foreign currency changes	14.1	2.8%	27.3	2.6%
Net acquisitions/divestitures	(12.8)	(2.5%)	(24.4)	(2.3%)
Organic	(3.3)	(0.7%)	(45.3)	(4.4%)
Total change	(2.0)	(0.4%)	(42.4)	(4.1%)
June 30, 2007	$ 502.6		$ 997.7	

($ in Millions)

INTER PUBLIC GROUP

Reconciliation of Geographic Revenue Change

Three Months Ended June 30

	2007	2006	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
US	$ 956.8	$ 867.4	$ 89.4	$ -	$ (3.4)	$ 92.8
UK	142.9	138.5	4.4	12.6	(9.2)	1.0
Continental Europe	263.2	258.3	4.9	20.5	(5.5)	(10.1)
Latin America	73.6	70.8	2.8	3.6	(1.7)	0.9
Asia Pacific	139.3	120.5	18.8	4.4	(2.0)	16.4
Other	76.9	77.4	(0.5)	(0.5)	(0.9)	0.9
Worldwide	$ 1,652.7	$ 1,532.9	$ 119.8	$ 40.6	$ (22.7)	$ 101.9

INTER PUBLIC GROUP

Six Months Ended June 30

	2007	2006	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
US	$ 1,762.8	$ 1,642.9	$ 119.9	$ -	$ (5.3)	$ 125.2
UK	277.4	264.3	13.1	27.3	(20.4)	6.2
Continental Europe	469.7	465.0	4.7	37.6	(11.1)	(21.8)
Latin America	129.6	126.3	3.3	4.6	(1.8)	0.5
Asia Pacific	235.0	220.3	14.7	6.6	(3.5)	11.6
Other	137.3	141.1	(3.8)	(3.8)	(1.3)	1.3
Worldwide	$ 3,011.8	$ 2,859.9	$ 151.9	$ 72.3	$ (43.4)	$ 123.0

($ in Millions)

INTER
PUBLIC
GROUP

Metrics Supplement

Metrics Supplement

Category	Metric
REVENUE	by Discipline
	per Employee
SALARIES & RELATED	Last Twelve Months
(% of revenue)	Base, Benefits and Tax
	Severance Expense
	Incentive Expense
	Temporary Help
OFFICE & GENERAL	Last Twelve Months
(% of revenue)	Professional Fees
	Occupancy Expense ex-D&A
	T&E, Office Supplies & Telecom
	All Other O&G
FINANCIAL	Adjusted EBITDA Coverage of Net Interest Expense
	Total Available Liquidity

INTER PUBLIC GROUP

Revenue by Discipline


Marketing Services
43%
57%
Advertising & Media

$1,653

June 30, 2007

QTD

Unaudited data

($ in Millions)

Revenue per Employee*


Last Twelve Months
$152.0
$150.0
$148.0
$146.0
$144.0
$142.0
$140.0
$150.1
$146.2
$144.6
LTM 6/30/07
LTM 12/31/06
LTM 6/30/06

* Annual headcount is a 5 point average

($ in Millions)

Salaries & Related Expenses


% of Revenue, Last Twelve Months
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
63.8%
63.7%
64.0%
LTM 6/30/07
LTM 12/31/06
LTM 6/30/06

INTER PUBLIC GROUP

Salaries & Related Expenses % of Revenue

Three Months Ended June 30



Base, Benefits & Tax
60.0%
50.0%
40.0%
51.0%
52.3%
6/30/07
6/30/06



Incentive Expense
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.7%
2.4%
6/30/07
6/30/06



Severance Expense
2.0%
1.0%
0.0%
1.0%
1.1%
6/30/07
6/30/06



Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.5%
3.6%
6/30/07
6/30/06

All other Salaries & Related, not shown, was 2.9% and 2.3% for the three months ended June 30, 2007 and 2006, respectively.

INTER PUBLIC GROUP

Office & General Expenses


% of Revenue, Last Twelve Months
40.0%
37.0%
34.0%
31.0%
28.0%
25.0%
32.1%
33.6%
36.4%
LTM 6/30/07
LTM 12/31/06
LTM 6/30/06

INTER PUBLIC GROUP

Office & General Expenses % of Revenue

Three Months Ended June 30



Professional Fees
4.0%
2.0%
0.0%
2.0%
3.2%
6/30/07
6/30/06
Occupancy (ex-depreciation)
10.0%
9.0%
8.0%
7.0%
6.0%
7.9%
8.7%
6/30/07
6/30/06
T&E, Office Supplies & Telecom
8.0%
6.0%
4.0%
2.0%
0.0%
4.7%
5.0%
6/30/07
6/30/06
All Other O&G
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
15.8%
16.0%
6/30/07
6/30/06

"All Other O&G" includes client service costs, depreciation and amortization in O&G, bad debt expense, and other expenses.

EBITDA Coverage of Net Interest Expense

Adjusted EBITDA : Net Interest Expense, Last Twelve Months


10.0
8.0
6.0
4.0
2.0
0.0
6.3x
5.4x
2.6x
LTM6/30/07
LTM12/31/06
LTM6/30/06

Adjusted EBITDA is calculated as operating income excluding the following: impairments and other charges, restructuring and other reorganization-related charges, and depreciation and amortization of fixed assets, intangible assets, restricted stock and other awards. Net interest expense is calculated as reported interest expense, adjusted for non-cash interest amortization, less reported interest income.

See reconciliation on slide 27.

INTER PUBLIC GROUP

Reconciliation of Adjusted EBITDA and Net Interest Expense

	LTM 6/30/07	LTM 12/31/06	LTM 6/30/06
Operating Income (Loss)	$ 210.1	$ 106.0	$ (133.3)
Add back:			
Restructuring and other reorganization-related charges	22.0	34.5	8.2
Long-lived asset impairments	27.2	27.2	98.6
Depreciation and amortization*	239.5	228.7	218.2
Adjusted EBITDA	**$ 498.8**	**$ 396.4**	**$ 191.7**
Interest Expense	$ (232.5)	$ (218.7)	$ (190.9)
Interest Income	117.6	113.3	100.9
Net Interest Expense	**$ (114.9)**	**$ (105.4)**	**$ (90.0)**
Net Interest Expense, Excluding Non-Cash Amortization	**$ (78.6)**	**$ (73.8)**	**$ (73.6)**
Adjusted EBITDA : Net Interest Expense	**4.3**	**3.8**	**2.1**
Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization	**6.3**	**5.4**	**2.6**

* Includes depreciation and amortization of fixed assets, intangible assets and restricted stock and other non-cash compensation.

($ in Millions)

INTER PUBLIC GROUP

Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Committed Credit Facilities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$534
$1,481
$527
$1,518
$530
$1,957
$530
$1,469
$533
$1,578
6/30/07
3/31/07
12/31/06
9/30/06
6/30/06
Cash and Short-Term Marketable Securities
Available Committed Credit Facilities

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- potential downgrades in the credit ratings of our securities;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings.

INTER PUBLIC GROUP